S000058963 [Member] Investment Strategy - Carillon Scout Mid Cap Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]	The fund pursues its objective by investing primarily in common stocks of mid-capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in mid cap equity securities. The fund’s portfolio managers consider mid‑capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Index during the most recent 12‑month period (approximately $300.0 billion during the 12‑month period ended December 31, 2025). The fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. The fund normally maintains a portfolio of investments diversified across companies and economic sectors.
The equity securities in which the fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”). The portfolio management team seeks to invest in the securities of growth and value companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated valuation of a company considering its growth potential, general economic and industry conditions, and additional information as appropriate. The fund may engage in frequent and active trading.
The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”). At times, the fund may hold securities of small capitalization companies.
The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.